Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

5. Acquisitions

The following table outlines the number of acquisitions completed by the Company in each business segment for the years ended December 31, 2013 and 2012. Acquisitions may include all of the issued and outstanding share capital of the purchased company or a company's assets, including various current assets and liabilities. Each of the acquisitions completed constitutes a business.

					December 31
			2013			2012
	Assets	Shares	Total	Assets	Shares	Total

Canada	1	-	1	4	2	6
U.S. south	2	-	2	7	1	8
U.S. northeast	-	-	-	1	4	5
Total acquisitions	3	-	3	12	7	19

The Company considers each of these acquisitions a “tuck-in”. Tuck-ins represent the acquisition of solid waste collection and or disposal operations in markets where the Company has existing operations. Goodwill arising from these tuck-in acquisitions is largely attributable to assembled workforces and to expected synergies resulting from personnel and operating overhead reductions, disposal or collection advantages or the deployment of market focused strategies. Pro forma revenues and net income for these acquisitions have not been disclosed as the companies acquired are immaterial both individually and in the aggregate. The financial results of these acquisitions have been included in the Company's financial statements from their dates of closing.

The payment of contingent consideration, for acquisitions completed prior to 2009, which results from meeting various business performance targets, is also subject to final adjustment. Final fair value adjustments occurring during the measurement period that change the fair value of certain assets or liabilities are recorded to the original purchase price allocation.

Cash consideration paid, and its preliminary allocation to the fair value of net assets acquired, is as follows:

	December 31
	2013	2012

Consideration
Cash, including holdbacks (as applicable)	$3,262	$308,314

Net assets acquired
Cash	-	717
Accounts receivable	294	18,176
Intangibles (Note 8)	1,400	79,730
Goodwill (Note 9)	845	146,702
Capital assets	1,288	90,396
Accounts payable	(565)	(17,059)
Long-term debt	-	(2,628)
Remediation liabilities	-	(200)
Deferred income taxes	-	(7,520)
Total net assets acquired	$3,262	$308,314

Consideration by segment (including holdbacks (as applicable))
Canada	$505	$69,271
U.S. south	2,757	145,766
U.S. northeast	-	93,277
Total consideration	$3,262	$308,314

Goodwill recorded by segment
Canada	$371	$28,167
U.S. south	474	71,512
U.S. northeast	-	47,023
Total goodwill	$845	$146,702

Goodwill expected to be deductible for tax purposes	$845	$99,777

	December 31
	2013	2012

Aggregate cash consideration (excluding holdbacks and cash
payments due to sellers for achieving various
business performance targets)	$2,848	$281,970

Contingent consideration (paid in respect of acquisitions completed
prior to January 1, 2009)	$425	$343

Transaction costs (included in selling, general and
administration expense)	$781	$2,507

The Company typically holds back a portion of amounts due to sellers subject to the acquired operations meeting various business performance conditions. These conditions are generally short-term in nature and the Company has assessed the fair value of its obligation for payment as the full amount of the hold back. In certain circumstances, the Company has also agreed to pay sellers additional amounts for meeting certain business performance targets which are longer in term. The Company has assessed the fair value of its obligation for payment as the full amount of the additional consideration it expects to pay discounted to the date of acquisition. Holdback and additional amounts payable for current period acquisitions totaled $414 as at December 31, 2013 (December 31, 2012 - $25,627).